UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07044

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2023

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through December 31, 2023, as provided by Portfolio Managers Nick Pope and Julianne McHugh of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2023, BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “fund”) produced a total return of 23.82% for Initial shares and 23.50% for Service shares.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 26.27% for the same period.2

U.S. stocks gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The fund underperformed the Index largely due to a variety of asset allocation and stock selection issues.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues. The fund invests principally in common stocks, focusing on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its net assets in the stocks of foreign companies, including up to 10% of its net assets in the stocks of companies in emerging-markets countries.

We use quantitative and qualitative fundamental analyses to identify attractively priced companies that we believe are well-managed, have good products or services, have strategic direction and have adopted, or are making progress toward, a sustainable business approach. We employ an analysis, with consideration of ESG matters for the fund’s portfolio.

Equities Gain Ground as Inflation Eases

Large-cap U.S. equities gained ground during the reporting period as interest-rate hikes implemented by the Fed gained traction in the fight against inflation. Inflation decreased from more than 7% annually in November 2022 to between 3% and 4% from June through October 2023, while the federal funds rate rose by more than 2% to a range of 5.25%–5.50%. Counter to expectations, despite the rise in interest rates, economic growth remained relatively strong, bolstered by robust consumer spending and healthy corporate profits. As a result, investor expectations turned to hopes for a “soft landing,” in which the Fed would bring rates under control without triggering a serious recession. Growth-oriented stocks performed particularly well in this environment, with market strength led by mega-cap technology-related names leveraged to advances in artificial intelligence (“AI”). Value-oriented and interest-rate-sensitive stocks underperformed, while energy stocks were undermined by declining petroleum and natural gas prices.

Market sentiment shifted later in the period, as hawkish comments from the Fed dashed hopes that the central bank might soon reverse course and begin to reduce interest rates. As investors absorbed the increasing likelihood that rates would remain higher for longer, stocks lost some of their earlier gains in August, September and October. Sentiment turned positive again in November as prospects increased for rate cuts in 2024. As stocks rose, market strength broadened, both in terms of sectors and market capitalization. The Fed encouraged positive expectations in early December, signaling a likelihood of multiple rate cuts in 2024 and supporting the idea that the economy was well positioned to avoid a recession. Equity markets climbed further in response during the closing weeks of the reporting period, with the Index approaching its all-time highs.

Several Sectors Detract from Returns

Several sectors played a role in the fund’s underperformance relative to the Index. In information technology, the negative impact of disappointing stock selections more than offset the positive contribution of the fund’s overweight sector exposure. Stock selection in financials, communication services, consumer discretionary, utilities and materials also detracted from returns relative to the Index. Overweight exposure to utilities detracted against a backdrop of rising bond yields. Regarding individual issues, lack of exposure to Meta Platforms, Inc. undermined relative returns as shares surged. Within the financial sector, exposure to First Republic Bank had a materially negative effect on the fund’s relative performance. First Republic Bank shares came under significant pressure due to concerns regarding the bank’s ability to withstand continued deposit outflows amid the banking industry turmoil that prevailed in March and April. We moved swiftly to exit the holding, given a lack of clarity as to whether the bank would remain liquid. Several renewable energy-related holdings—most notably NextEra Energy, Inc. —further detracted from relative returns, as valuations proved vulnerable to rising interest rates and inflation. Shares in Albemarle Corp., the world’s largest producer of lithium for electric-vehicle batteries, declined amid slumping lithium prices.

On the positive side, stock selection bolstered the fund’s performance relative to the Index in the health care sector and, to a lesser degree, in industrials and consumer staples. Within health care, shares in pharmaceutical company Eli Lilly & Co. led performance, rising on positive news regarding the company’s treatments for obesity and Alzheimer’s. Lack of exposure to energy bolstered relative returns, particularly early in the period as oil prices fell in response to turmoil in the banking sector and its implications for the global economy. Oil prices saw further weakness later in the year, despite conflict in the Middle East, as the market expressed skepticism regarding the voluntary oil production cuts agreed by the OPEC+ group of oil exporting nations. Lack of exposure to the lagging real estate sector amid rising interest rates also supported relative returns. Notably strong performers in other sectors included AI-related semiconductor maker NVIDIA Corp. which issued strong results and guidance, and e-commerce company Amazon.com, Inc., which reported better-than-expected results for the third quarter of 2023. Among holdings in companies with attractive sustainable characteristics, HVAC equipment maker Trane Technologies PLC and specialty machinery maker Ingersoll Rand, Inc. made positive contributions.

Continuing to Focus on Sustainable, Durable and High-Quality Businesses

While investors appear to be betting on a soft economic landing, a number of economic and geopolitical issues have the potential to upset this notion. However, positive structural demand trends remain in place as many global transitions move forward, supported in some cases by government stimulus and support. In this environment, we will continue to seek out

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

those businesses with attractive sustainability credentials, durable returns and quality characteristics.

As December 31, 2023, the fund holds its largest overweight exposure in information technology, where we see a strong focus on providing innovative solutions to global sustainability challenges, as well as opportunities related to advances in AI leveraged to our ‘Internet of Things’ and ‘Smart Everything’ investment themes. Health care is another area in which we see ample thematic support and attractive sustainability credentials, as highlighted by the ‘Picture of Health’ and ‘Tectonic Shifts’ elements of our framework, where we focus primarily on companies offering best-in-class and innovative products, services and solutions to meet the needs and tastes of an aging global population. Conversely, we remain somewhat cautious on the health of a consumer strained by higher interest rates, as reflected by the fund’s underweight exposure to the consumer discretionary sector. The fund also maintains a zero weighting in energy, given the sector’s lack of the characteristics consistent with the fund’s sustainable mandate.

January 16, 2024

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

The fund’s consideration of ESG issues in the securities selection process may cause the fund to perform differently from funds that do not integrate consideration of ESG issues when selecting investments.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Sustainable U.S. Equity Portfolio, Inc., made available through insurance products, may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Sustainable U.S. Equity Portfolio, Inc. with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical $10,000 investment made in Initial shares and Service shares of BNY Mellon Sustainable U.S. Equity Portfolio, Inc. on 12/31/13 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial shares and Service shares (after any expense reimbursements). The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/2023
	1 Year	5 Years	10 Years
Initial shares	23.82%	15.13%	10.46%
Service shares	23.50%	14.85%	10.18%
S&P 500® Index	26.27%	15.68%	12.02%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Portfolio, Inc. from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.46	$4.76
Ending value (after expenses)	$1,078.10	$1,076.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.36	$4.63
Ending value (after expenses)	$1,021.88	$1,020.62
†

Expenses are equal to the fund’s annualized expense ratio of .66% for Initial Shares and .91% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2023

Description	Shares		Value ($)
Common Stocks - 99.2%
Banks - 3.3%
JPMorgan Chase & Co.	61,249		10,418,455
Capital Goods - 5.8%
Hubbell, Inc.	15,499		5,098,086
Ingersoll Rand, Inc.	97,968		7,576,845
Trane Technologies PLC	23,287		5,679,699
			18,354,630
Commercial & Professional Services - 2.5%
Veralto Corp.	28,392		2,335,526
Waste Management, Inc.	30,870		5,528,817
			7,864,343
Consumer Discretionary Distribution & Retail - 4.7%
Amazon.com, Inc.	97,619	[a]	14,832,231
Consumer Durables & Apparel - 1.8%
Lululemon Athletica, Inc.	11,205	[a]	5,729,004
Consumer Staples Distribution & Retail - 3.2%
Costco Wholesale Corp.	15,473		10,213,418
Financial Services - 5.2%
Mastercard, Inc., Cl. A	20,145		8,592,044
The Goldman Sachs Group, Inc.	19,948		7,695,340
			16,287,384
Food, Beverage & Tobacco - 3.7%
Darling Ingredients, Inc.	74,612	[a]	3,718,662
PepsiCo, Inc.	46,969		7,977,215
			11,695,877
Health Care Equipment & Services - 6.1%
Boston Scientific Corp.	158,380	[a]	9,155,948
DexCom, Inc.	35,428	[a]	4,396,261
UnitedHealth Group, Inc.	10,999		5,790,644
			19,342,853
Insurance - 3.7%
RenaissanceRe Holdings Ltd.	27,973		5,482,708
The Progressive Corp.	39,541		6,298,090
			11,780,798
Materials - 2.5%
CF Industries Holdings, Inc.	46,247		3,676,636
Ecolab, Inc.	21,594		4,283,170
			7,959,806
Media & Entertainment - 5.0%
Alphabet, Inc., Cl. A	112,970	[a]	15,780,779
Pharmaceuticals, Biotechnology & Life Sciences - 9.9%
AbbVie, Inc.	50,456		7,819,166

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 9.9% (continued)
BioMarin Pharmaceutical, Inc.	33,271	[a]	3,207,990
Danaher Corp.	30,445		7,043,146
Eli Lilly & Co.	13,371		7,794,223
Zoetis, Inc.	26,496		5,229,515
			31,094,040
Semiconductors & Semiconductor Equipment - 8.4%
Applied Materials, Inc.	35,022		5,676,016
Micron Technology, Inc.	48,899		4,173,041
NVIDIA Corp.	25,863		12,807,875
Texas Instruments, Inc.	22,048		3,758,302
			26,415,234
Software & Services - 19.4%
Accenture PLC, Cl. A	25,045		8,788,541
Akamai Technologies, Inc.	43,536	[a]	5,152,486
Ansys, Inc.	13,504	[a]	4,900,332
Intuit, Inc.	14,719		9,199,817
Microsoft Corp.	70,004		26,324,304
Roper Technologies, Inc.	12,852		7,006,525
			61,372,005
Technology Hardware & Equipment - 9.1%
Apple, Inc.	120,260		23,153,658
TE Connectivity Ltd.	38,701		5,437,490
			28,591,148
Transportation - 1.8%
Norfolk Southern Corp.	23,435		5,539,565
Utilities - 3.1%
CMS Energy Corp.	83,933		4,873,989
NextEra Energy, Inc.	83,343		5,062,254
			9,936,243
Total Common Stocks (cost $200,461,510)			313,207,813

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,468,260)	5.43	2,468,260	[b]	2,468,260
Total Investments (cost $202,929,770)		100.0%		315,676,073
Liabilities, Less Cash and Receivables		(.0%)		(55,715)
Net Assets		100.0%		315,620,358

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	36.9
Health Care	16.0
Financials	12.2
Industrials	10.1
Consumer Staples	6.9
Consumer Discretionary	6.5
Communication Services	5.0
Utilities	3.1
Materials	2.5
Investment Companies	.8
100.0

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	4,472,873	36,605,572	(38,610,185)	2,468,260	307,892

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	200,461,510	313,207,813
Affiliated issuers	2,468,260	2,468,260
Dividends receivable		334,879
Receivable for shares of Common Stock subscribed		41,836
Prepaid expenses		8,361
		316,061,149
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		176,858
Payable for shares of Common Stock redeemed		173,878
Directors’ fees and expenses payable		1,966
Other accrued expenses		88,089
		440,791
Net Assets ($)		315,620,358
Composition of Net Assets ($):
Paid-in capital		198,867,894
Total distributable earnings (loss)		116,752,464
Net Assets ($)		315,620,358

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	271,081,637	44,538,721
Shares Outstanding	6,026,008	1,010,533
Net Asset Value Per Share ($)	44.99	44.07

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,496,418
Affiliated issuers	307,892
Interest	491
Total Income	3,804,801
Expenses:
Management fee—Note 3(a)	1,716,738
Professional fees	108,344
Distribution fees—Note 3(b)	87,108
Prospectus and shareholders’ reports	23,595
Chief Compliance Officer fees—Note 3(c)	21,252
Directors’ fees and expenses—Note 3(d)	13,420
Loan commitment fees—Note 2	7,244
Custodian fees—Note 3(c)	4,287
Shareholder servicing costs—Note 3(c)	3,829
Miscellaneous	19,090
Total Expenses	2,004,907
Less—reduction in fees due to earnings credits—Note 3(c)	(1,628)
Net Expenses	2,003,279
Net Investment Income	1,801,522
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,306,850
Net change in unrealized appreciation (depreciation) on investments	57,292,529
Net Realized and Unrealized Gain (Loss) on Investments	59,599,379
Net Increase in Net Assets Resulting from Operations	61,400,901

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net investment income	1,801,522	1,995,831
Net realized gain (loss) on investments	2,306,850	33,355,946
Net change in unrealized appreciation (depreciation) on investments	57,292,529	(116,048,133)
Net Increase (Decrease) in Net Assets Resulting from Operations	61,400,901	(80,696,356)
Distributions ($):
Distributions to shareholders:
Initial Shares	(31,308,747)	(20,433,657)
Service Shares	(3,961,014)	(1,934,967)
Total Distributions	(35,269,761)	(22,368,624)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,439,068	9,428,986
Service Shares	12,642,067	7,247,482
Distributions reinvested:
Initial Shares	31,308,747	20,433,657
Service Shares	3,961,014	1,934,967
Cost of shares redeemed:
Initial Shares	(25,601,862)	(29,809,276)
Service Shares	(2,907,088)	(3,063,286)
Increase (Decrease) in Net Assets from Capital Stock Transactions	27,841,946	6,172,530
Total Increase (Decrease) in Net Assets	53,973,086	(96,892,450)
Net Assets ($):
Beginning of Period	261,647,272	358,539,722
End of Period	315,620,358	261,647,272
Capital Share Transactions (Shares):
Initial Shares
Shares sold	203,133	197,027
Shares issued for distributions reinvested	823,048	407,126
Shares redeemed	(616,351)	(640,959)
Net Increase (Decrease) in Shares Outstanding	409,830	(36,806)
Service Shares
Shares sold	310,486	165,317
Shares issued for distributions reinvested	106,080	39,169
Shares redeemed	(71,178)	(67,998)
Net Increase (Decrease) in Shares Outstanding	345,388	136,488

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	41.73	58.08	47.24	39.30	30.73
Investment Operations:
Net investment income[a]	.27	.33	.24	.39	.40
Net realized and unrealized gain (loss) on investments	8.65	(12.99)	12.17	8.47	9.85
Total from Investment Operations	8.92	(12.66)	12.41	8.86	10.25
Distributions:
Dividends from net investment income	(.33)	(.25)	(.40)	(.44)	(.52)
Dividends from net realized gain on investments	(5.33)	(3.44)	(1.17)	(.48)	(1.16)
Total Distributions	(5.66)	(3.69)	(1.57)	(.92)	(1.68)
Net asset value, end of period	44.99	41.73	58.08	47.24	39.30
Total Return (%)	23.82	(22.87)	27.00	24.14	34.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.68	.67	.68	.68
Ratio of net expenses to average net assets	.67	.68	.67	.68	.68
Ratio of net investment income to average net assets	.66	.71	.46	.97	1.14
Portfolio Turnover Rate	35.09	28.92	13.23	24.81	25.43
Net Assets, end of period ($ x 1,000)	271,082	234,377	328,328	277,555	237,287

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Service Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	41.00	57.15	46.54	38.71	30.30
Investment Operations:
Net investment income[a]	.17	.21	.10	.29	.31
Net realized and unrealized gain (loss) on investments	8.47	(12.78)	11.99	8.38	9.71
Total from Investment Operations	8.64	(12.57)	12.09	8.67	10.02
Distributions:
Dividends from net investment income	(.24)	(.14)	(.31)	(.36)	(.45)
Dividends from net realized gain on investments	(5.33)	(3.44)	(1.17)	(.48)	(1.16)
Total Distributions	(5.57)	(3.58)	(1.48)	(.84)	(1.61)
Net asset value, end of period	44.07	41.00	57.15	46.54	38.71
Total Return (%)	23.50	(23.06)	26.68	23.86	34.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.93	.92	.93	.93
Ratio of net expenses to average net assets	.92	.93	.92	.93	.93
Ratio of net investment income to average net assets	.41	.46	.20	.72	.88
Portfolio Turnover Rate	35.09	28.92	13.23	24.81	25.43
Net Assets, end of period ($ x 1,000)	44,539	27,271	30,211	18,139	12,964

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser” or “NIM”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (“NIMNA”), to enable NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 150 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial and Service. Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	313,207,813	-	-	313,207,813
Investment Companies	2,468,260	-	-	2,468,260

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Sustainable Investment Approach Risk: The fund’s sustainable investment approach may cause it to make different investments than funds that invest principally in equity securities of U.S. companies that do not incorporate sustainable investment criteria when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate similar criteria. For example, the incorporation of sustainable investment criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be

NOTES TO FINANCIAL STATEMENTS (continued)

advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of sustainable investment criteria may also affect the fund’s exposure to certain sectors and/or types of investments, and may adversely impact the fund’s performance depending on whether such sectors or investments are in or out of favor in the market. NIM’s security selection process incorporates ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by NIM as part of its sustainable investment process often lacks standardization, consistency and transparency, and for certain companies such data may not be available, complete or accurate. NIM’s evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund’s investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,795,771, undistributed capital gains $2,242,870 and unrealized appreciation $112,713,823.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: ordinary income $2,004,758 and $2,478,596, and long-term capital gains $33,265,003 and $19,890,028, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement with the Adviser, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2023 through May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest

NOTES TO FINANCIAL STATEMENTS (continued)

expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after May 1, 2024, the Adviser may terminate this expense limitation agreement at any time. During the period ended December 31, 2023, there was no expense reimbursement pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2023, Service shares were charged $87,108 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2023, Initial shares were charged $1,692 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2023, the fund was charged $1,765 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,628.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2023, the fund was charged $4,287 pursuant to the custody agreement.

During the period ended December 31, 2023, the fund was charged $21,252 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $157,980, Distribution Plan fees of $9,197, Shareholder Services

NOTES TO FINANCIAL STATEMENTS (continued)

Plan fees of $1,210, Custodian fees of $2,911, Chief Compliance Officer fees of $5,202 and Transfer Agent fees of $358.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2023, amounted to $98,398,498 and $101,986,744, respectively.

At December 31, 2023, the cost of investments for federal income tax purposes was $202,962,250; accordingly, accumulated net unrealized appreciation on investments was $112,713,823, consisting of $117,710,571 gross unrealized appreciation and $4,996,748 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “Fund”), including the statement of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2024

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2023 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund hereby reports $5.3265 per share as a long-term capital gain distribution paid on March 30, 2023.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on August 1-2, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) provides day-to-day management of the fund’s investments and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and the Sub-Investment Advisory Agreement, the “Agreements”), between NIM and Newton Investment Management North America, LLC (“NIMNA”), pursuant to which NIMNA provides certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

(“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of large-cap core funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group 1”) and with a broader group of funds consisting of all large-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended May 31, 2023; (2) at the request of the Adviser, the performance of the fund’s Initial shares with the performance of a second group of large-cap core funds underlying VIPs with an above average Morningstar ESG (environmental, social and governance) Sustainable Ranking selected by Broadridge (the “Performance Group 2”), all for various periods ended May 31, 2023; and (3) the fund’s actual and contractual management fees and total expenses with those of two groups of comparable funds, one identical to Performance Group 1 (the “Expense Group 1”) and the other identical to Performance Group 2 (the “Expense Group 2”), and with a broader group of all large-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Groups and Performance Universe and the Expense Groups and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group 1 median for each period, except the five-year period when the fund’s total return performance was above the Performance Group 1 median, was above the Performance Group 2 median for each period, except the two-, three- and ten-year periods when the fund’s total return performance was below the Performance Group 2 medians, and was below the Performance Universe median for each period, except the four- and five-year periods when the fund’s total return performance was above the Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a five-star rating from Morningstar for the five-year period based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense limitation arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group1 median and lower than the Expense Group 2 median contractual management fee, the fund’s actual management fee was lower than the Expense Group 1 median, lower than the Expense Group 2 median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were equal to the Expense Group 1 median, lower than the Expense Group 2 median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of the fund’s shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was generally satisfied with the fund’s long-term performance and determined to continue to monitor the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

J. Charles Cardona (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 38

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

Isabel P. Dunst (76)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-December 2021)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (80)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 29

———————

Robin A. Melvin (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 68

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Roslyn M. Watson (74)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 57

———————

Tamara Belinfanti (48)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (82)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2024 BNY Mellon Securities Corporation 0111AR1223

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,550 in 2022 and $36,261 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,118 in 2022 and $7,274 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2022 and $4,763 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $3,737 in 2022 and $3,737 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $48 in 2022 and $58 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,803,830 in 2022 and $1,865,667 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 8, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 8, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)